GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares

of the

Goldman Sachs Strategic Growth Fund

(the “Fund”)

Supplement dated April 17, 2013 to the

Prospectuses and Summary Prospectuses dated April 27, 2012,

as supplemented (the “Prospectus”)

Effective immediately, each Fund’s disclosure is modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Strategic Growth Fund—Summary—Portfolio Management” section of the Prospectus and Summary Prospectus:

Portfolio Managers: Steven M. Barry, Managing Director, Chief Investment Officer—Fundamental Equity, Chief Investment Officer—Growth Equity, has managed the Fund since 2000; Timothy M. Leahy, CFA, Managing Director, has managed the Fund since 2011; and Stephen E. Becker, CFA, Managing Director, has managed the Fund since 2013.

The following replaces the table and the paragraph following the table in the “Service Providers—Fund Managers” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Steven M. Barry Managing Director Chief Investment Officer, Fundamental Equity Chief Investment Officer, Growth Equity	Portfolio Manager— Strategic Growth	Since 2000

Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. Mr. Barry became Chief

Investment Officer of Fundamental Equity in 2009. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

Timothy M. Leahy, CFA Managing Director	Portfolio Manager— Strategic Growth	Since 2011	Mr. Leahy joined the Investment Adviser in September 2005 and is a portfolio manager for the Growth Team. Prior to joining the Investment Adviser, he was a senior analyst in the Global Investment Research Division of Goldman Sachs. Prior to joining Goldman Sachs in 1999, Mr. Leahy was a research associate with First Union Capital Markets.
Stephen E. Becker, CFA Managing Director	Portfolio Manager— Strategic Growth	Since 2013	Mr. Becker joined the Investment Adviser in 1999. He is a portfolio manager for the Growth Team and Member of the U.S. Equity Investment Committee.

Steven Barry serves as Chief Investment Officer (“CIO”) of Fundamental Equity and CIO of the Growth Investment Team. Each member of the team discusses his or her research analysis and recommendations with the whole team at investment strategy meetings. The entire team discusses and debates whether the business being presented meets the Growth Investment Team’s definition of a high-quality growth business and the attractiveness of the current valuation. The team reaches a consensus on whether a business is worthy of a position in the portfolio. The CIO and portfolio managers are accountable for all portfolio construction decisions and determine the appropriate weight for each investment.

This Supplement should be retained with your Prospectus for future reference.

VITGRWPMSTK 04-13